COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
11. COMMITMENTS AND CONTINGENCIES

Nordic Harrier
In October 2010, Nordic Harrier was redelivered, from a long-term bareboat charter agreement, to the Company and went directly into drydock. The drydock period lasted until the end of April 2011. The vessel had not been technically operated according to sound maintenance practices by Gulf Navigation Company LLC, and the vessel's condition on redelivery to the Company was far below the contractual obligation of the charterer. All expenses related to the drydock period were paid as of September 30, 2011. The Company has sought compensation for these expenses, but has not been able to reach an agreement with Gulf Navigation Company LLC. Arbitration procedures have commenced and are expected to be heard in 2013.

Legal Proceedings and Claims
The Company may become a party to various legal proceedings generally incidental to its business and is subject to a variety of environmental and pollution control laws and regulations. As is the case with other companies in similar industries, the Company faces exposure from actual or potential claims and legal proceedings. Although the ultimate disposition of legal proceedings cannot be predicted with certainty, it is the opinion of the Company's management that the outcome of any claim which might be pending or threatened, either individually or on a combined basis, will not have a materially adverse effect on the financial position of the Company, but could materially affect the Company's results of operations in a given year.

No claims have been filed against the Company for the fiscal year 2013 or 2012, and the Company has not been a party to any legal proceedings for the six months ended June 30, 2013 and June 30, 2012, except for information set forth above.